FIRST AMENDMENT TO
               CREDIT AGREEMENT AND LOAN DOCUMENTS


          This First Amendment to Credit Agreement and Loan Documents (this "AMENDMENT") dated as of November 23, 1998 is among GLOBAL MARINE INC., a Delaware corporation (the "BORROWER"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, the "BANKS"), BANKERS TRUST COMPANY, as administrative agent for the Banks (together with its successors and assigns in such capacity, the "ADMINISTRATIVE AGENT"), SKANDINAVISKA ENSKILDA BANKEN AB (PUBL) and DEN NORSKE BANK ASA, NEW YORK BRANCH, as co-agents for the Banks, SOCIETE GENERALE, SOUTHWEST AGENCY, as documentation agent for the Banks (all of the agents, collectively, together with their successors and assigns in such capacity, the "AGENTS").

                      PRELIMINARY STATEMENT

          The Borrower, the Banks and the Agents have entered into that certain Second Amended and Restated Credit Agreement dated as of December 9, 1997 (as amended or restated from time to time the "CREDIT AGREEMENT").

          The Borrower, the Banks and the Agents wish to amend the Credit Agreement and execute this Amendment to reflect same.

          NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

          Section 1. DEFINITIONS. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

          Section 2. AMENDMENTS.  Section 8.08 of the Credit
Agreement is hereby amended in its entirety to read as follows:

                "Section 8.08  DEBT TO CAPITALIZATION
          RATIO. Borrower shall not permit the ratio of its Consolidated Indebtedness to its
          Consolidated Total Capitalization measured at the end of each fiscal quarter, to be greater at any time than the following ratio for the periods indicated:

                 Through End of
                 CALENDAR YEAR 1998       ALL OTHER PERIODS
                  .50  to  1.0              .45 to  1.0 "

          Section 3. RATIFICATION. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the Notes. All references to the "Credit
Agreement" shall mean the Credit Agreement as amended hereby and as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time in the future.

          Section 4. EFFECTIVENESS. The effectiveness of this Amendment is subject to the condition precedent that the Administrative Agent shall have received in form and substance reasonably satisfactory to the Banks and in such number of counterparts as may be reasonably requested by the Administrative Agent, this Amendment executed by the Borrower and each of the Banks constituting the Required Banks and has paid all of the Administrative Agent's reasonable costs and expenses (other than legal fees and expenses, which shall be payable promptly after Borrower receives an invoice from counsel to Administrative Agent) incurred in connection herewith.

          Section 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Banks that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower, (b) the Credit Agreement (as amended hereby) constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms except, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (c) the representations and warranties by the Borrower contained in the Credit Agreement as amended hereby are true and correct on and as of the date hereof in all material respects as though made as of the date hereof unless such representation and warranty expressly indicates that it is being made as of any specific date, in which case such representations and warranties shall be true and correct in all material respects as of such date, and except to the extent that such representations and warranties are no longer true and correct due to any action or inaction permitted or required to be taken under the Credit Documents by Borrower or any Subsidiary, and
(d) no Default or Event of Default exists under the Credit Agreement (as amended hereby).

          Section 6. CHOICE OF LAW. THIS AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

          Section 7. FINAL AGREEMENT. THE CREDIT AGREEMENT (AS AMENDED HEREBY) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

ADDRESS:                      GLOBAL MARINE INC.


777 N. Eldridge Road
Houston, Texas 77079-4416        By:  /S/W. MATT RALLS
Telecopy:     (281) 596-5826          W. Matt Ralls
Telephone:   (281) 596-5810           Vice President and Treasurer
Attention:   W. Matt Ralls

                                 BANKERS TRUST COMPANY, Individually
                                 and as Administrative Agent



                                 By:   /S/MARCUS M. TARKINGTON
                                 Name: Marcus M. Tarkington
                                 Title: Principal

                                 ABN AMRO BANK, N.V., HOUSTON
                                 AGENCY



                                 By:  /S/STUART MURRAY
                                 Name:  Stuart Murray
                                 Title: Vice President



                                 By:  /S/W. BRYAN CHAPMAN
                                 Name:  W. Bryan Chapman
                                 Title: Group Vice President

                                 ARGENTARIA-BANCO EXTERIOR DE ESPANA
                                 NEW YORK BRANCH




                                 By:  /S/AUGUSTO GODOY
                                 Name:  Augusto Godoy
                                 Title: General Manager

                                 THE BANK OF NOVA SCOTIA




                                 By:  /S/F.C.H. ASHBY
                                 Name:  F.C.H. Ashby
                                 Title: Senior Manager
                                        Loan Operations

                                 THE BANK OF TOKYO -
                                 MITSUBISHI, LTD.




                                 By:  /S/JOHN W. MCGHEE
                                 Name:  John W. McGhee
                                 Title: Vice President & Manager

                                 CHRISTIANIA BANK og KREDITKASSE ASA
                                 NEW YORK BRANCH



                                 By:  /S/MARTIN LUNDER
                                 Name:  Martin Lunder
                                 Title: Senior Vice President


                                 By:  /S/HANS CHR. KJELSRUD
                                 Name:  Hans Chr. Kjelsrud
                                 Title: Senior Vice President

                                 CREDIT LYONNAIS NEW YORK BRANCH



                                 By:  /S/PHILIPPE SOUSTRA
                                 Name:  Philippe Soustra
                                 Title: Senior Vice President

                                 DEN NORSKE BANK ASA, NEW YORK
                                 BRANCH, Individually and as Co-
                                 Agent



                                 By:  /S/GEORGE P. MALANGA
                                 Name:  George P. Malanga
                                 Title: Senior Vice President



                                 By:  /S/BARBARA GRONQUIST
                                 Name:  Barbara Gronquist
                                 Title: First Vice President

                                 SOCIETE GENERALE, SOUTHWEST
                                 AGENCY, Individually and as
                                 Documentation Agent



                                 By:  /S/RICHARD A. GOULD
                                 Name:  Richard A. Gould
                                 Title: Director

                                 TORONTO DOMINION (TEXAS), INC.



                                 By:  /S/CAROL BRANDT
                                 Name:  Carol Brandt
                                 Title: Vice President

                                 WESTDEUTSCHE LANDESBANK
                                 GIROZENTRALE, NEW YORK BRANCH




                                 By:  /S/FELICIA LA FORGIA
                                 Name:  Felicia La Forgia
                                 Title: Vice President





                                 By:  /S/THOMAS LEE
                                 Name:  Thomas Lee
                                 Title: Associate